UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 22, 2008

NEW MEXICO SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-112781	91-1287406
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5021 Indian School Road, Suite 100
Albuquerque, New Mexico 87110
(Address of principal executive offices)

505-255-1999
(Registrant's telephone number, including area code)

not applicable
(Former Name or Former Address, If Changed Since Last Report)

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

NEW MEXICO SOFTWARE, Inc.

Date: December 22, 2008

By: /s/ Richard F. Govatski

Richard F. Govatski
Chairman of the Board of
Directors, Chief Executive
Officer and President